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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):    APRIL 28, 1999
                                                         ---------------------

                         CENTURY PACIFIC HOUSING FUND-I
       ------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             CALIFORNIA                   33-11194            95-3938971
--------------------------------      ---------------     --------------------
 (State or other jurisdiction of      Commission File      (I.R.S. Employer
 incorporation or organization)            Number         Identification No.)

           1925 CENTURY PARK EAST, SUITE 1760, LOS ANGELES, CA  90067
     ----------------------------------------------------------------------
     Registrant's telephone number, including area code    (310) 208-1888
                                                        -------------------
                                 Not Applicable
          (Former name or former address, if changed since last report)
     ----------------------------------------------------------------------


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Item 4.  Changes in Registrant's Certifying Account

Effective April 28, 1999, Century Pacific Housing Fund-I ("Fund-I") dismissed its former certifying accountants, Novogradac & Company LLP ("Novogradac") and appointed the firm of Rubin, Brown, Gornstein & Co., LLP ("Rubin") to serve as its certifying accountants for its fiscal year ending March 31, 1999. The decision to change accountants was approved by the general partners of Fund-I.

During the fiscal year ended March 31, 1998, and the subsequent interim period preceding the date hereof, there were no disagreements between Fund-I and Novogradac on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Novogradac, would have caused them to make reference to the subject matter of the disagreements in connection with their reports.

Novogradac's reports on Fund-I's financial statements for the fiscal year ended March 31, 1998 contained a modification as to uncertainty of Fund-I to continue as a going concern. Except as set forth above, Novogradac's report on the above mentioned financial statements contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

There have been no events set forth in Item 304(a)(1)(v) of Regulation S-K that have occurred with respect to Fund-I within the last fiscal year or the subsequent interim period preceding the date hereof. Novogradac was not the auditor of record prior to the fiscal year ending March 31, 1998.

Also during the fiscal year ended March 31, 1998, and the subsequent interim period preceding the date hereof, Fund-I did not consult Rubin regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits.

         16.1 Letter from Novogradac & Company LLP to the Securities and Exchange Commission regarding change in certifying accountant.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CENTURY PACIFIC HOUSING FUND-I
                                    (Registrant)

Dated: April 28, 1999               By:  CENTURY PACIFIC CAPITAL CORPORATION,
                                         GENERAL PARTNER

                                    By:  /s/ Essie Safaie
                                         ------------------------------------
                                         Essie Safaie
                                         Chief Financial Officer